SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             METROPOLITAN WEST FUNDS
                (Name of Registrant as Specified in Its Charter)

                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)       Title of each class of securities to which transactions applies:

    2)       Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)       Proposed maximum aggregate value of transaction:

    5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                                 [LETTERHEAD]


                            Metropolitan West Funds

                           11766 Wilshire Boulevard
                                  Suite 1580
                             Los Angeles, CA 90025

                                             March 17, 2003

Dear Shareholder:

     Enclosed is a ballot and Proxy Statement for the election of the full Board of Trustees of the Metropolitan West Funds, which includes eight nominees.

     The Trustees have the responsibility to represent the best interests of all shareholders. We are fortunate to have a number of individuals committed to doing just that. Daniel D. Villanueva and Martin Luther King III have served you well as Disinterested Trustees since the inception of the Trust in 1997. Mr. Holmes and I have also served on the Board since the Trust's inception as Interested Trustees. Messrs. Edington and Tarica joined the Board as Disinterested Trustees in 2001 and 2002, respectively. Messrs. Consiglio and Lippman both joined the Board on February 24, 2003, subject to shareholder approval. Mr. Consiglio is considered a nominee for Disinterested Trustee and Mr. Lippman is considered a nominee for Interested Trustee.

     The attached Proxy Statement describes the voting process for shareholders. We ask you to read it carefully and vote in favor of all Trustees nominated as well as approval of the selection of Deloitte & Touche LLP as the independent auditors for the Funds. The election returns will be reported at the Special Meeting of Shareholders on May 1, 2003. Please return your proxy in the postage-paid envelope as soon as possible.


                                             Sincerely,


                                             /s/ Scott B. Dubchansky

                                             Scott B. Dubchansky
                                             Chairman of the Board

                             METROPOLITAN WEST FUNDS

                                 760 Moore Road
                           King of Prussia, PA 19406

                         ----------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 1, 2003
                         ----------------------------

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of the Metropolitan West Total Return Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West AlphaTrak 500 Fund, Metropolitan West Intermediate Bond Fund and Metropolitan West High Yield Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Metropolitan West Funds (the "Trust"), will be held on May 1, 2003 at 12:00 p.m., Eastern Time, at the offices of the Trust's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 for the following purposes:

    1. To elect eight (8) Trustees to the Board of Trustees; and

    2. To approve Deloitte & Touche LLP as independent auditors for the Trust;
       and

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of the Trust at the close of business on March 3, 2003 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.

     Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

                                             By Order of the Board of Trustees

                                             Scott B. Dubchansky
                                             President

Dated: March 17, 2003

--------------------------------------------------------------------------------
              YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
              YOU VOTE IN FAVOR OF THE NOMINEES AND THE PROPOSALS
--------------------------------------------------------------------------------

                                PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of Metropolitan West Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held on May 1, 2003 at 12:00 p.m. Eastern time at the offices of the Trust's Administrator, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, and at any adjournment thereof. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about March 17, 2003.

     The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust offers shares of five separate series or funds which are operational: Metropolitan West High Yield Bond Fund (Class M), Metropolitan West Intermediate Bond Fund (Class I), Metropolitan West Total Return Bond Fund (Class M and Class I), Metropolitan West Low Duration Bond Fund (Class M and Class I) and Metropolitan West AlphaTrak 500 Fund (each a "Fund" and collectively the "Funds").

     All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary prior to the Meeting, will be voted at the Meeting in accordance with the shareholders' instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted "FOR" the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Meeting.

     Shareholders of record of the Funds on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on March 3, 2003, there were 241,039,775.290 shares of the Trust outstanding, comprised of the following:

                                                               Shares Outstanding
                                                              -------------------
Metropolitan West Intermediate Bond Fund (Class I) ..........      2,670,848.372
Metropolitan West High Yield Bond Fund (Class M) ............      3,414,013.948
Metropolitan West Total Return Bond Fund (Class M) ..........     60,217,819.450
Metropolitan West Total Return Bond Fund (Class I) ..........    104,705,303.216
Metropolitan West Low Duration Bond Fund (Class M) ..........     33,323,662.430
Metropolitan West Low Duration Bond Fund (Class I) ..........     21,966,615.125
Metropolitan West AlphaTrak 500 Fund ........................     14,741,512.749

     Forty percent (40%) of the outstanding shares of the Trust on the Record Date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present or represented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

     The affirmative vote of a plurality of the aggregate outstanding shares of the Trust present in person or by proxy and voting is necessary to elect each of the Trustees (Proposal 1). The affirmative vote of a "majority of the outstanding voting securities" is required for the approval of the appointment of Deloitte & Touche LLP as independent auditors of the Trust (Proposal 2). A majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Trust or (ii) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are represented at the Meeting in person or by proxy. The shares of the Funds will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share's net asset value on the record date.

     In the event that a quorum is present, but sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposals.

     The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

     Audited financial statements of the Trust in the form of an Annual Report dated March 31, 2002 have been mailed prior to this proxy mailing. The Trust will furnish, without charge, a copy of the Annual Report to any shareholder who requests the Report. Shareholders may obtain the Annual Report by contacting the Trust at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025 or by calling (800) 241-4671.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

     Under the Agreement and Declaration of Trust, the Board of Trustees has determined that the number of Trustees shall be fixed at eight. If elected, the eight nominees will constitute all of the Trustees of the Trust.

     At the Meeting, the nominees named below will be voted upon as Trustees of the Trust and if elected will hold office until their successors are elected and qualified. Messrs. King, Villanueva, Holmes and Dubchansky have served as Trustees since the inception of the Trust in 1997 and were elected by the initial shareholders on March 31,

1997. Mr. Edington has served as a Trustee since his appointment by the Board of Trustees on November 19, 2001, based on a nomination by the Disinterested Trustees. Mr. Tarica has served as a Trustee since his appointment by the Board of Trustees on November 18, 2002, based on a nomination by the Disinterested Trustees. Messrs. Consiglio and Lippman were nominated to serve as Trustees by the Board of Trustees on February 24, 2003, subject to shareholder approval. Mr. Consiglio was nominated by the Disinterested Trustees. Messrs. Edington, Tarica, Consiglio and Lippman have not been previously elected by shareholders. In evaluating the appointment of Messrs. Edington, Tarica, Consiglio and Lippman, the Trustees took into account their background and experience, including their familiarity with the issues relating to mutual funds and investments as well as their careers in business, finance, marketing and other areas.

     If elected, Mr. Consiglio will be appointed to the Audit Committee of the Board of Trustees and will be considered to serve as an "audit committee financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Trustees has considered the background and experience of Mr. Consiglio to determine his eligibility to serve as an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

     Shareholders are being asked to elect the nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified as provided by the Trust's By-Laws. If any of the nominees are unavailable to serve as Trustee, the proxies will be voted for such other persons as the Board of Trustees may recommend. The Trust currently knows of no reason why any of the nominees listed below will be unable to serve if elected. Pertinent information about each nominee is set forth below. Each nominee has consented to serve as a Trustee if elected by the shareholders of the Trust.

Information Regarding Nominees

     The following table sets forth certain information regarding the nominees. The mailing address of each nominee is 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

                                                                                                                       Number of
                                                                                                                         Funds
                              Position, Length                                                                          in Fund
                              of Term Served,                  Principal Occupation(s) and Other                        Complex
Name and                        and Term of                     Directorships held During the                         Overseen by
Year Born                          Office                             Past Five Years                                   Trustee
------------------------ -----------------------  ----------------------------------------------------------------------------------
                                                      Disinterested Trustees

David H. Edington        Trustee;                 Mr. Edington is the founder (and since July 1999 has                    Five
(1957)                   Indefinite term          been the President) of Rimrock Capital Management
                         served since 2001        (previously known as Rimrock Enterprises, Inc.), an
                                                  investment advisory firm which acts as investment
                                                  adviser to Rimrock Trading, L.P. Prior to April,
                                                  1998, Mr. Edington was Managing Director of
                                                  Pacific Investment Management Company (PIMCO).
                                                  Mr. Edington does not hold any other
                                                  directorship positions.

Martin Luther King III   Trustee;                 Since 1998, Mr. King has served as the President                        Five
(1957)                   Indefinite term          and Chief Executive Officer of the Southern Christian
                         served since 1997        Leadership Conference. He has been engaged as an
                                                  independent motivational lecturer since 1980. Mr. King
                                                  does not hold any other directorship positions.

Daniel D. Villanueva     Trustee;                 Mr. Villanueva has served as the Chairman and                           Five
(1937)                   Indefinite term          Managing Director of Bastion Capital Corporation
                         served since 1997        (investments) since 1990. He has served as the
                                                  Chairman of Integrated Water Resources since
                                                  1999 and also serves as a Director of the
                                                  Telemundo Network.


Andrew Tarica            Trustee; Indefinite      Mr. Tarica has been the Chief Executive Officer                         Five
(1959)                   term served since        of Meadowbrook Capital Management, a fixed-income
                         2002                     asset management company and also a fixed hedge
                                                  fund, since February of 2001. From 1993 to 1999,
                                                  Mr. Tarica served as Managing Director of the High
                                                  Grade Corporate Bond Department at DLJ. Mr. Tarica
                                                  does not hold any other directorship positions.


Ronald J. Consiglio      Trustee;                 Mr. Consiglio has served as the Managing Partner of                     Five
(1943)                   Indefinite term          Synergy Trading, a securities trading partnership,
                         to be served             since June of 2001. From February 1998 to 2001, Mr.
                         if elected               Consiglio was Executive Vice President and Chief
                                                  Financial Officer of Trading Edge, Inc., a national
                                                  automated bond-trading firm. Previously, Mr.
                                                  Consiglio served as a Partner with Deloitte Haskins
                                                  & Sells (now Deloitte & Touche) from 1967 to 1984.
                                                  Mr. Consiglio does not hold any other directorship
                                                  positions.

                                                                                                                       Number of
                                                                                                                         Funds
                              Position, Length                                                                          in Fund
                              of Term Served,                  Principal Occupation(s) and Other                        Complex
Name and                        and Term of                     Directorships held During the                         Overseen by
Year Born                          Office                             Past Five Years                                   Trustee
------------------------ -----------------------  ----------------------------------------------------------------------------------

                                                          Interested Trustees

Scott B. Dubchansky   Chairman of the              Mr. Dubchansky has been a Managing Director of                         Five
(1960)                Board of Trustees and        the Adviser since having co-founded the business
                      Principal Executive          in August 1996. From August 1992 through August
                      Officer; Indefinite          1996, Mr. Dubchansky was a Senior Vice President
                      term served since            of Donaldson Lufkin & Jenrette in the Fixed Income
                      1997                         Division. Mr. Dubchansky does not hold any other
                                                   directorship positions.


Keith T. Holmes       Trustee; Indefinite          Mr. Holmes has been a partner of the law firm                          Five
(1952)                term served since            King, Holmes, Paterno & Berliner since 1992.
                      1997                         Mr. Holmes practices corporate finance and real
                                                   estate law. Mr. Holmes' firm has performed legal
                                                   services for the Adviser and its affiliates. Mr.
                                                   Holmes does not hold any other directorship positions.

David Lippman, JD     Trustee;                     Mr. Lippman has been a Managing Director and portfolio                 Five
(1958)                Indefinite term to           manager with the Adviser since October 2001. From October
                      be served if elected         2000 until September 2001, Mr. Lippman was Managing
                      elected                      Director and Structured Products Sales Manager at Credit
                                                   Suisse First Boston. From March 1996 until October 2000,
                                                   he was Managing Director and Mortgage Sales Manager at
                                                   Donaldson, Lufkin & Jenrette. He manages the Intermediate
                                                   Bond Fund, Low Duration Bond Fund and Total Return Bond
                                                   Fund. Mr. Lippman does not hold any other directorship
                                                   positions.

Committees

     The Board has an Audit Committee consisting of Messrs. King, Edington, Villanueva and Tarica. If elected as Trustee by shareholders, Mr. Consiglio will be elected by the Board to serve on the Audit Committee. Mr. King is the Chairman of the Audit Committee. All of the members of the Audit Committee are "non-interested persons" as defined in the 1940 Act ("Disinterested Trustee"). The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants, recommends the engagement of such accountants and approves all auditing services and permissible non-audit services. The Audit Committee met one time during the fiscal year ended March 31, 2003. Appendix C contains the Audit Committee Charter for the Trust.

     The Board has a Pricing Committee consisting of Mr. Villanueva, a Disinterested Trustee, and Tad Rivelle and Laird Landmann, both portfolio managers of Metropolitan West Asset Management LLC, the Trust's investment adviser (the "Adviser"). The Pricing Committee is responsible for the fair value pricing of any securities held by the Funds as necessary. The Pricing Committee of the Trust met once during the fiscal year ended March 31, 2003.

Remuneration of Trustees and Officers

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Disinterested Trustees receive an annual retainer of $6,000 and $1,500 for each meeting of the Board of Trustees attended for the fiscal year ended March 31, 2003. Mr. Holmes, an Interested Trustee, will also be compensated according to this schedule. Mr. Holmes is not considered a Disinterested Trustee because he provides legal services to the Adviser and its affiliates. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at Board Meetings.

     During the fiscal year ended March 31, 2003, the Board of Trustees held four regular meetings and two special meetings, the Nominating Committee met two times, the Audit Committee met one time and the Pricing Committee met one time.

     The total compensation paid by the Trust to each nominee as Trustee during the fiscal year ended March 31, 2002 is set forth below:

                                                      Pension or        Estimated         Total
                                                      Retirement          Annual       Compensation
                                     Aggregate     Benefits Accrued     Retirement       From the
                                   Compensation     As Part of Fund   Benefits Upon   Trust and Fund
Name of Trustee                   from the Trust       Expenses         Retirement       Complex
-------------------------------- ---------------- ------------------ --------------- ---------------
Scott B. Dubchansky ............      None             None              None          None
Keith T. Holmes ................    $10,500*           None              None          $10,500
David H. Edington** ............    $ 6,000            None              None          $ 6,000
Martin Luther King III .........    $10,500            None              None          $10,500
Daniel D. Villanueva ...........    $10,500*           None              None          $10,500

----------------
 * Messrs. Holmes and Villanueva participate in a deferred compensation plan for certain eligible Trustees of the Trust. As of March 31, 2002, the total amount of deferred compensation, including interest, was $10,703 for Mr. Holmes and $10,838 for Mr. Villanueva.
** Mr. Edington became a Trustee of the Trust on November 19, 2001.

     The Trust has a funded, non-qualified deferred compensation plan (the "Plan") for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees' fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

     The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund of the Trust as of December 31, 2002.

                                                                                      Aggregate Dollar Range
                                                                                       of Equity Securities
                                                                                        in All Registered
                                                                                       Investment Companies
                                                                                       Overseen by Director
                                                   Dollar Range of Equity                  in Family of
Name of Trustee                                   Securities in the Funds1             Investment Companies
--------------------------------------   -----------------------------------------   -----------------------
                                                  INDEPENDENT TRUSTEES

Andrew Tarica ........................                     None                               None

Ronald J. Consiglio ..................                     None                               None

David H. Edington ....................                     None                               None

Martin Luther King, III ..............                     None                               None

Daniel D. Villanueva .................                     None                               None
                                                    INTERESTED TRUSTEES
Scott B. Dubchansky ..................         High Yield -- $100,001 plus           $100,001 plus
                                             AlphaTrak -- $50,001 to $100,000

Keith T. Holmes ......................          AlphaTrak -- $100,001 plus           $100,001 plus
                                            High Yield -- $50,001 to $100,000
                                           Low Duration -- $50,001 to $100,000
                                           Total Return -- $50,001 to $100,000
David Lippman, JD ....................   Total Return Bond Fund -- $100,001 plus     $100,001 plus

----------------
(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and $100,001 plus.

Other Affiliations or Relationships of the Members of the Board of Trustees

     As of the Record Date, none of the Disinterested Trustees, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

     There have been no transactions by a Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Trustee, executive officer or security holder of more than 5% of the voting securities of a Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

     No Disinterested Trustee, nor any immediate family member of such a Trustee, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no Disinterested Trustee (or immediate family member of a Disinterested Trustee) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same Adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds, or any officer of such a person.

     Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a board member on a board of a company where any of the Trustees of the Funds has served as an officer.

Control Persons and Principal Holders of Securities

     To the knowledge of the Trust, as of the Record Date, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

     Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds' voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Vote Required and Recommendation

     A plurality of all the votes cast at the Meeting is required to elect each of the Trustees named above.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSAL.

                                 PROPOSAL NO. 2
                     APPROVE DELOITTE & TOUCHE LLP AS THE
                         TRUST'S INDEPENDENT AUDITORS

     The selection by the Board of Trustees of Deloitte & Touche LLP as the independent auditors for the Trust for the fiscal year ending March 31, 2004 is being submitted for approval by the shareholders at the Meeting. In its capacity as independent auditors, Deloitte & Touche LLP currently performs a variety of functions, including auditing the Funds' financial statements and reviewing the Funds' federal and state annual income tax returns. Deloitte & Touche LLP are independent auditors and have advised the Funds that they have no direct or material indirect financial interest in the Funds. Representatives of Deloitte & Touche LLP are not expected to be present in person at the Meeting but will be available by telephone to respond to shareholder questions.

     On May 20, 2002, a majority of the Disinterested Trustees of the Funds appointed Deloitte & Touche LLP as independent auditors for the Trust for the fiscal year ending March 31, 2003. It is anticipated that a majority of the Disinterested Trustees of the Funds will appoint Deloitte & Touche LLP as independent auditors for the Trust for the fiscal year ending March 31, 2004 at a Board Meeting scheduled for May 19, 2003.

     The audit fees for audit services to be rendered by Deloitte & Touche LLP for the audit of the Funds' financial statements for the fiscal year ended March 31, 2003 are estimated as follows: Total Return Bond Fund -- $27,250; Low Duration Bond Fund -- $20,500; AlphaTrak 500 Fund -- $13,125; High Yield Bond Fund -- $12,000; and Intermediate Bond Fund -- $12,000. In addition, Deloitte & Touche LLP reviews each Fund's federal and state annual income tax returns. The fee charged for this service during fiscal 2003 was $2,500 per Fund.

     Deloitte & Touche LLP also performs services on behalf of the Adviser and its affiliates

Vote Required and Recommendation

     Approval of this proposal on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Funds, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Funds or (ii) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are represented at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THEIR SELECTION OF INDEPENDENT AUDITORS.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

     Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

     The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses will be borne by the Trust.

Solicitation of Proxies

     Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone or personal contact. The Funds have also retained Automatic Data Processing, Inc. to assist in the solicitation process.

Adviser

     Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser's website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $15 billion of fixed-income investments as of December 31, 2002 on behalf of institutional clients and the Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC, also a registered investment adviser.

Principal Underwriter

     The principal underwriter of the Funds' shares is PFPC Distributors, Inc. (the "Distributor"). The Distributor offers the Funds' shares to the public on a continuous basis. The address of the Distributor is 760 Moore Road, King of Prussia, Pennsylvania 19406.

Administrator

     PFPC Inc. ("PFPC") serves as Administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator's main office is located at 760 Moore Road, King of Prussia, PA 19406.

Independent Auditors

     Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071 serves as the Funds' independent auditor.

Officers of the Trust

     Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Trust, together with such person's position with the Trust and their principal occupation for the last five years, are listed on Appendix B attached hereto.

Shareholder Proposals

     The Trust is not required to hold annual meetings of shareholders and currently does intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                                      Lara Mulpagano, Secretary

March 17, 2003

PROXY CARD                                                            PROXY CARD

                             METROPOLITAN WEST FUNDS

                  SPECIAL MEETING OF SHAREHOLDERS - MAY 1, 2003

This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on May 1, 2003.

The undersigned hereby appoints Arlana D. Williams, David C. Lebisky and Sandra
L. Adams as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Metropolitan West Funds (the "Meeting") to be held at 12:00 p.m., Eastern Time, on May 1, 2003 at the offices of the Trust's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Please indicate your vote by marking the appropriate box.           Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.       ELECTION OF TRUSTEES

         [  ] FOR all nominees listed below                     [  ] WITHOLD AUTHORITY
              (except as marked to the contrary below)               to vote for all nominees listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

         Scott B. Dubchansky                Keith T. Holmes               Martin Luther King, III
         Daniel D. Villanueva               David H. Edington             Andrew Tarica
         Ronald J. Consiglio                David Lippman


2.       APPROVE SELECTION OF DELOITTE & TOUCH LLP AS INDEPENDENT AUDITORS

         [  ] FOR                                               [  ] WITHOLD AUTHORITY

3.       TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
         MEETING, OR ANY ADJOURNMENT THEREOF.

         [  ] GRANT                                             [  ] WITHOLD



                                    IMPORTANT

         IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

                           _______________________________________
                           Signature


                           _______________________________________
                           Signature (if held jointly)

                           Date:__________________________ ,_____


[  ]  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

                                  APPENDIX A

     As of March 3, 2003, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:



                                                          Shares Beneficially Owned
                                                      ---------------------------------
Name of Beneficial Owner                                     Number           Percent
---------------------------------------------------   -------------------   -----------
Total Return Bond Fund -- Class M
Charles Schwab & Co., Inc. ........................   39,460,757.199            65.53%*
Special Custody Account FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services, LLC ..................    4,804,316.797             7.97%
FBO Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281

State Street Bank & Trust Co. .....................    3,587,653.753             5.95%
401k Employees Retirement Savings and Trust
DTD 01/02/2003
105 Rosemont Avenue
Westwood, MA 02169

Merrill Lynch Pierce Fenner & Smith, Inc. .........    3,471,100.451             5.76%
Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246

Total Return Bond Fund -- Class I
None

Low Duration Bond Fund -- Class M
Charles Schwab & Co., Inc. ........................   23,313,361.189            69.96%*
Special Custody Account FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

----------------
* Pursuant to the definition set forth in the 1940 Act, these persons are deemed "control persons" by nature of their ownership of 25% or more of the outstanding voting securities of a Fund. This does not mean, however, that these persons manage the affairs of the Trust. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

                                                Shares Beneficially Owned
                                             --------------------------------
Name of Beneficial Owner                           Number           Percent
------------------------------------------   ------------------   -----------
National Financial Services, LLC .........   6,004,060.513            18.01
FBO Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281

Low Duration Bond Fund -- Class I
National Financial Services, LLC .........   4,618,054.200            21.02
FBO Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281

Community Funds, Inc. ....................   2,506,046.157            11.40%
Attn: Heidi Hotzler
2 Park Avenue
New York, NY 10016

Wells Fargo Bank Minnesota NA ............   1,728,701.940             7.86%
FBO Our Customer
P.O. Box 1533
Minneapolis, MN 55480

Charles Schwab & Co., Inc. ...............   1,531,502.970             6.97%
Special Custody Account FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Union Bank TR Nominee ....................   1,494,269.152             6.80%
FBO Our Customer
P.O. Box 85484
San Diego, CA 92186

HSBC Bank USA ............................   1,222,671.104             5.56%
FBO Our Customer
P.O. Box 1329
Buffalo, NY 14240-1329

High Yield Bond Fund -- Class M
Charles Schwab & Co., Inc. ...............   1,949,964.607            57.11%*
Special Custody Account FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

----------------
* Pursuant to the definition set forth in the 1940 Act, these persons are deemed "control persons" by nature of their ownership of 25% or more of the outstanding voting securities of a Fund. This does not mean, however, that these persons manage the affairs of the Trust. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

                                                    Shares Beneficially Owned
                                                  ------------------------------
Name of Beneficial Owner                               Number          Percent
-----------------------------------------------   ----------------   -----------
IMS & Co. .....................................     596,010.246          17.45%
For the Exclusive Benefit of Customers
P.O. Box 3865
Englewood, CO 80155-3865

Intermediate Bond Fund -- Class I
Pershing LLC ..................................   2,039,306.654          76.35%*
P.O. Box 2052
Jersey City, NJ 07303-9998

Wachovia Bank NA ..............................     631,541.718          23.64%
Omnibus Reinvest 9888888827
1525 West Harris Blvd.
Charlotte, NC 28288-1151

AlphaTrak 500 Fund
Trinity Health ................................   2,184,983.148          14.82%
Holy Cross Employees Retirement Trust
Attn: Treasury Department
27870 Cabot Drive
Novi, MI 48377-2920

Northern Trust Co. ............................   1,967,700.941          13.34%
FBO Our Customer
P.O. Box 92994
Chicago, IL 60675

Memorial Hospital of South Bend, Inc. .........   1,859,828.999          12.61%
615 North Michigan Street
South Bend, IN 46601

Gettysburg College ............................   1,528,099.569          10.36%
300 North Washington Street
Gettysburg, PA 17325

First Source Bank Custodian ...................   1,372,585.225           9.31%
FBO Our Customer
615 North Michigan
South Bend, IN 46601

----------------
* Pursuant to the definition set forth in the 1940 Act, these persons are deemed "control persons" by nature of their ownership of 25% or more of the outstanding voting securities of a Fund. This does not mean, however, that these persons manage the affairs of the Trust. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

                                  APPENDIX B

     The following persons currently are principal executive officers of the Trust until his or her successor is duly qualified and elected. The mailing address of each officer is 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Name and                     Position Held                       Principal Occupation
Year Born                   with the Trust                     During the Past 5 Years
---------------------   ----------------------   ---------------------------------------------------
Scott B. Dubchansky     Chairman of the          Mr. Dubchansky has been a Managing Director of
1960                    Board and Principal      the Adviser since having co-founded the business
                        Executive Officer        in August 1996. From August 1992 through
                        since 1997               August 1996, Mr. Dubchansky was a Senior Vice
                                                 President of Donaldson Lufkin & Jenrette in the
                                                 Fixed Income Division.

Joseph D. Hattesohl     Treasurer since 2000     Mr. Hattesohl has been the Chief Financial Officer
1963                    and Principal            of the Adviser since November 2000 and Chief
                        Financial Officer        Compliance Officer since June 2002. From
                        since 2003               February 1995 through November 2000,
                                                 Mr. Hattesohl was a Vice President of Pacific
                                                 Investment Management Company (PIMCO) in
                                                 Newport Beach, California. From March 1993
                                                 through February 1995, Mr. Hattesohl was
                                                 Director of Finance with Carl I. Brown & Co.

James E. Menvielle      Assistant Treasurer      Presently, Mr. Menvielle is the Controller for the
1972                    since 1998               Adviser. Mr. Menvielle has been with the Adviser
                                                 since 1998. From 1995 to 1998, he was a Senior
                                                 Accountant with Deloitte & Touche LLP.

Lara E. Mulpagano       Secretary since 1997     Since 1996, Ms. Mulpagano has been a Vice
1969                                             President and Assistant Portfolio Manager for the
                                                 Adviser. From 1993 to 1996, she was an Assistant
                                                 Portfolio Manager for the fixed income department
                                                 of Hotchkis & Wiley. From 1991 to 1993, she was
                                                 a research assistant at Pacific Investment
                                                 Management Company (PIMCO).

Arlana Williams         Assistant Treasurer      Presently, Ms. Williams is an Assistant Vice
1972                    since 1998               President for the Adviser. She has been with the
                                                 Adviser since 1998. From 1995 to 1998, she was a
                                                 Senior Accountant with Ernst & Young LLP. From
                                                 1994 to 1995, she was an accountant with Coopers
                                                 & Lybrand LLP.

                      APPENDIX C METROPOLITAN WEST FUNDS
                            AUDIT COMMITTEE CHARTER

1. The Audit Committee of the Board of Trustees of Metropolitan West Funds (the "Funds") shall be composed entirely of independent trustees, each of whom shall have no relationship to the Funds or its investment adviser (the "Adviser"), administrator or custodian that may interfere with the exercise of his or her independence from management and the Funds. Membership of the Audit Committee shall be determined by the full Board from time to time at its sole discretion.

2. The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.

3. The purposes of the Audit Committee are:

   (a) to assist the Board in its oversight of the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

   (b) to assist the Board in its oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

   (c) to recommend the selection of, oversee and set the compensation of, the Funds' independent auditor (the "Auditor") and to act as liaison between the Auditor and the full Board of Trustees.

       The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the Auditor's responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Trustees and the Audit Committee, as representatives of the shareholders.


4. The Auditor shall report directly to the Audit Committee.

5. To carry out its purposes, the Audit Committee shall have the following duties and powers:

   (a) Selection of Auditor.

       (i) The Audit Committee shall recommend the selection, retention or termination of the Auditor and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor's specific representations as to its independence.

      (ii) The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Funds shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor for purposes of issuing an audit report.

   (b) Meetings With Auditors.

       The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the Auditor, or other results of said audit(s), including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) in accordance with Statement of Auditing Standards No. 61, as amended, to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and responses thereto by the Funds' officers; (vi) to review the form of written opinion the Auditor proposes to render to the Board and shareholders of the Funds; and (vi) to receive disclosure from the Auditor regarding disclose all services provided by the Auditor to the Funds, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Funds' annual report, provide an update, in the 90 day period before the filing, of any changes to the previously reported information.

   (c) Change in Accounting Principles.

       The Audit Committee shall consider the effect upon the Funds of any changes in accounting principles or practices proposed by the Auditor or the Funds' officers.

   (d) Pre-Approval Requirements.

       The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services). The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (d) shall be presented to the full Audit Committee at each of its scheduled meetings.


       (i) Prohibited Activities of the Auditor. An auditor who is performing the audit for the Funds may not perform contemporaneously the following non-audit services:

           (1) bookkeeping or other services related to the accounting records or financial statements of the Funds;

           (2)  financial information systems design and implementation;

           (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

           (4)  actuarial services;

           (5)  internal audit outsourcing services;

           (6)  management functions or human resources;

           (7) broker or dealer, investment adviser, or investment banking services;

           (8)  legal services and expert services unrelated to the audit; and

           (9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      (ii) De Minimis Exceptions. Pre-Approval for a non-audit service is not required if: (1) the aggregate amount of all such non-audit services is not more than 5 percent of the total revenues paid by the Fund to the Auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

   (e) Investigate improprieties or suspected improprieties in operations of the Funds.

   (f) Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

6. The Audit Committee shall have the opportunity to meet with the Treasurer of the Funds and with personnel of the Adviser.

7. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.

8. The Audit Committee shall seek to have one audit committee financial expert, as such term has been defined by the Securities and Exchange Commission. At least annually, the Board of Trustees shall determine whether the Audit Committee has at least one such expert serving on its audit committee and whether such expert is "independent." For purposes of this finding only, in order to be considered "independent," the person may not, other than in his or her capacity as a member of the Audit Committee, the Board of Trustees, or any other Board committee: (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or (ii) be an "interested person" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act.

9. The Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Trustees.

As approved by the Board of Trustees on February 24, 2003.